UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2016

WESTERN ASSET

INTERMEDIATE BOND

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Fund for the twelve-month reporting period ended May 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2016

II	Western Asset Intermediate Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the twelve months ended May 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Third quarter 2015 GDP growth then moderated to 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, personal consumption expenditures (“PCE”), nonresidential fixed investment, state and local government spending, and residential fixed investment. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in PCE and less export activity. The U.S. Department of Commerce’s final reading for first quarter 2016 GDP growth — released after the reporting period ended — was 1.1%. This further slowdown was attributed to a number of factors, including a deceleration in PCE, a larger decrease in nonresidential fixed investment and a downturn in federal government spending.

Job growth in the U.S. was generally solid and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.3%, as reported by the U.S. Department of Labor. By May 2016, unemployment was 4.7%, its lowest level since December 2007.

After an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (“Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, and June 15, 2016 (after the reporting period ended), the Fed kept rates on hold.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

Western Asset Intermediate Bond Fund	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

IV	Western Asset Intermediate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the duration of its benchmark, the Barclays Intermediate U.S. Government/Credit Indexiii (generally, this range is two to five years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determine to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers. The Fund intends to invest a substantial portion of its assets in mortgage-backed and asset-backed securities.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds and swaps, options on bond and interest rate futures, futures, options and swaps.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps) and/or futures contracts (including options on futures contracts) to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from inter- action among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Funds’ reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve months ended May 31, 2016. The fixed income market was volatile at times given signs of moderating economic growth, uncertainties regarding future Federal Reserve Board (“Fed”)iv monetary policy and a number of geopolitical issues.

Western Asset Intermediate Bond Fund 2016 Annual Report	1

Fund overview (cont’d)

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended May 31, 2016. Two-year Treasury yields rose from 0.61% at the beginning of the period to 0.87% at the end of the period. Their peak of 1.09% occurred December 29, 2015 and they were as low as 0.55% on July 8, 2015. Ten-year Treasury yields were 2.12% at the beginning of the period and ended the period at 1.84%. Their peak of 2.50% occurred on June 10, 2015 and their low of 1.63% was on February 11, 2016. All told, the Barclays U.S. Aggregate Indexv returned 2.99% during the reporting period.

Q. How did we respond to these changing market conditions?

A. There were no significant adjustments made to the Fund during the reporting period. We remained comfortable with the Fund’s sector positioning and maintained a yield curvevi flattening bias.

We used U.S. Treasury futures, Eurodollar futures, options on both U.S. Treasury futures and Eurodollar futures, as well as interest rate swaps to manage the Fund’s exposure to interest rate risk. These instruments contributed to performance. Credit default swaps, which were used to manage the Fund’s exposure to an investment grade credit, did not have a meaningful impact on results.

Performance review

For the twelve months ended May 31, 2016, Class I shares of Western Asset Intermediate Bond Fund returned 2.49%. The Fund’s unmanaged benchmark, the Barclays Intermediate U.S. Government/Credit Index, returned 2.24% for the same period. The Lipper Short-Intermediate Investment Grade Debt Funds Category Average1 returned 1.02% over the same time frame.

Performance Snapshot as of May 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Intermediate Bond Fund:
Class A	2.26%	2.18%
Class C	1.93%	1.35%
Class R	2.09%	1.84%
Class I	2.42%	2.49%
Class IS	2.54%	2.65%
Barclays Intermediate U.S. Government/Credit Index	2.26%	2.24%
Lipper Short-Intermediate Investment Grade Debt Funds Category Average[1]	1.48%	1.02%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 194 funds for the six-month period and among the 185 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Intermediate Bond Fund 2016 Annual Report

would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2016 for Class A, Class C, Class R, Class I and Class IS shares were 1.39%,0.74%, 1.21%, 1.83% and 1.90%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R, Class I and Class IS shares would have been 1.38%, 0.74%, 1.04%, 1.81% and 1.89%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2015, the gross total annual operating expense ratios for Class A, Class C, Class R, Class I and Class IS shares were 0.83%, 1.62%, 1.15%, 0.50% and 0.45%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets will not exceed 0.90% for Class A shares, 1.65% for Class C shares, 1.15% for Class R shares and 0.45% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield curve and duration positioning. As discussed, the Fund had a flattening bias, with an overweight to the longer end of the curve. In addition, the Fund’s duration was longer than that of the benchmark. This positioning was beneficial for results as the yield curve flattened, with long-term rates declining, whereas short-term rates moved higher in anticipation of Fed rate hikes.

The Fund’s overweight to investment grade corporate bonds was also beneficial. In particular, an overweight to the Financials sector was additive for performance. In terms of individual holdings, the Fund’s overweight positions in Wells Fargo, Anheuser-Busch Inbev and Bank of America Corp. added the most value during the reporting period.

Western Asset Intermediate Bond Fund 2016 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its out-of-benchmark allocation to commercial mortgage-backed securities as their spreads widened over the twelve months ended May 31, 2016. Elsewhere, an out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securitiesvii was a drag on performance. Inflation expectations were generally muted as economic growth in the U.S. moderated during the reporting period.

Finally, several of the Fund’s investment grade corporate bond holdings detracted from results. Overweight positions in Freeport-McMoRan, Petrobras and Ensco were the largest headwinds for performance.

Thank you for your investment in Western Asset Intermediate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 20, 2016

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 30 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2016 were: U.S. Government & Agency Obligations (25.9%), Financials (13.1%), Collateralized Mortgage Obligations (12.5%), Asset-Backed Securities (9.0%) and U.S. Treasury Inflation Protected Securities (4.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Intermediate Bond Fund 2016 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

The Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Intermediate Bond Fund 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2016 and May 31, 2015 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

6	Western Asset Intermediate Bond Fund 2016 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2015 and held for the six months ended May 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.26%	$1,000.00	$1,022.60	0.81%	$4.10	Class A	5.00%	$1,000.00	$1,020.95	0.81%	$4.09
Class C	1.93	1,000.00	1,019.30	1.63	8.23	Class C	5.00	1,000.00	1,016.85	1.63	8.22
Class R	2.09	1,000.00	1,020.90	1.15	5.81	Class R	5.00	1,000.00	1,019.25	1.15	5.81
Class I	2.42	1,000.00	1,024.20	0.51	2.58	Class I	5.00	1,000.00	1,022.45	0.51	2.58
Class IS	2.54	1,000.00	1,025.40	0.45	2.28	Class IS	5.00	1,000.00	1,022.75	0.45	2.28

Western Asset Intermediate Bond Fund 2016 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (183), then divided by 366.

8	Western Asset Intermediate Bond Fund 2016 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/16	2.18%	1.35%	1.84%	2.49%	2.65%
Five Years Ended 5/31/16	N/A	N/A	N/A	3.18	3.24
Ten Years Ended 5/31/16	N/A	N/A	N/A	5.05	N/A
Inception* through 5/31/16	2.39	1.66	2.12	—	5.86

With sales charges[2]	Class A	Class C	Class R	Class I	Class IS
Twelve Months Ended 5/31/16	-2.20%	0.35%	1.84%	2.49%	2.65%
Five Years Ended 5/31/16	N/A	N/A	N/A	3.18	3.24
Ten Years Ended 5/31/16	N/A	N/A	N/A	5.05	N/A
Inception* through 5/31/16	1.31	1.66	2.12	—	5.86

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/16)	10.15%
Class C (Inception date of 4/30/12 through 5/31/16)	6.97
Class R (Inception date of 4/30/12 through 5/31/16)	8.93
Class I (5/31/06 through 5/31/16)	63.69
Class IS (Inception date of 10/3/08 through 5/31/16)	54.71

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R, I and IS shares are April 30, 2012, April 30, 2012, April 30, 2012, July 1, 1994 and October 3, 2008, respectively.

Western Asset Intermediate Bond Fund 2016 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Fund vs. Barclays Intermediate U.S. Government/Credit Index† — May 2006 - May 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Intermediate Bond Fund on May 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2016. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Intermediate U.S. Government/Credit Index. The Barclays Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Intermediate Bond Fund 2016 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA IBF	— Western Asset Intermediate Bond Fund

Western Asset Intermediate Bond Fund 2016 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA IBF	— Western Asset Intermediate Bond Fund

12	Western Asset Intermediate Bond Fund 2016 Annual Report

Schedule of investments

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 30.1%
Consumer Discretionary — 2.1%
Automobiles — 1.1%
Daimler Finance NA LLC, Senior Notes	2.950%	1/11/17	$750,000	$757,949	(a)
Ford Motor Co., Senior Notes	4.750%	1/15/43	280,000	286,236
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,010,000	1,199,912
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	550,000	561,938
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	400,000	405,918
General Motors Financial Co. Inc., Senior Notes	3.700%	11/24/20	520,000	534,702
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	970,000	960,089
Hyundai Capital America, Senior Notes	2.400%	10/30/18	680,000	686,599	(a)
Total Automobiles				5,393,343
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp., Senior Notes	2.750%	12/9/20	800,000	821,731
Household Durables — 0.1%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	100,000	102,563
Newell Brands Inc., Senior Notes	3.850%	4/1/23	350,000	364,443
Newell Brands Inc., Senior Notes	4.200%	4/1/26	290,000	307,304
Total Household Durables				774,310
Media — 0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	1,850,000	1,978,803	(a)
Comcast Corp., Senior Notes	5.150%	3/1/20	750,000	842,870
Comcast Corp., Senior Notes	3.375%	2/15/25	440,000	462,025
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	150,000	152,060	(a)
Total Media				3,435,758
Total Consumer Discretionary				10,425,142
Consumer Staples — 3.7%
Beverages — 1.7%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	300,000	305,330
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	520,000	534,716
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	2,600,000	2,703,875
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,680,000	1,875,426
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,240,000	1,388,805
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	760,000	849,832
Diageo Capital PLC, Senior Notes	1.500%	5/11/17	140,000	140,500
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	220,000	222,361	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	520,000	564,164	(a)
Total Beverages				8,585,009

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	13

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 0.5%
CVS Health Corp., Senior Notes	2.250%	12/5/18	$290,000	$294,795
CVS Health Corp., Senior Notes	4.000%	12/5/23	700,000	758,596
CVS Health Corp., Senior Notes	3.875%	7/20/25	868,000	933,554
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	670,000	669,850
Total Food & Staples Retailing				2,656,795
Food Products — 0.7%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	510,000	557,092	(a)
Kraft Heinz Foods Co., Senior Notes	5.375%	2/10/20	152,000	169,179
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	30,000	31,290
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	510,000	543,555	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	320,000	347,499
Tyson Foods Inc., Senior Bonds	3.950%	8/15/24	270,000	288,764
Tyson Foods Inc., Senior Bonds	4.875%	8/15/34	410,000	449,045
WM Wrigley Jr. Co., Senior Notes	2.400%	10/21/18	480,000	487,451	(a)
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	560,000	577,025	(a)
Total Food Products				3,450,900
Tobacco — 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	812,275
Altria Group Inc., Senior Notes	2.850%	8/9/22	410,000	422,111
Philip Morris International Inc., Senior Notes	5.650%	5/16/18	800,000	868,651
Reynolds American Inc., Senior Notes	8.125%	6/23/19	980,000	1,157,617
Reynolds American Inc., Senior Notes	3.250%	6/12/20	205,000	213,705
Reynolds American Inc., Senior Notes	4.450%	6/12/25	560,000	614,832
Reynolds American Inc., Senior Notes	5.850%	8/15/45	80,000	97,811
Total Tobacco				4,187,002
Total Consumer Staples				18,879,706
Energy — 4.2%
Energy Equipment & Services — 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	510,000	578,758
Ensco PLC, Senior Notes	4.700%	3/15/21	590,000	463,150
Halliburton Co., Senior Bonds	3.800%	11/15/25	380,000	384,582
Petrofac Ltd., Senior Notes	3.400%	10/10/18	510,000	494,101	(a)
Transocean Inc., Senior Notes	5.800%	12/15/16	720,000	725,400
Total Energy Equipment & Services				2,645,991
Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	224,000	235,706
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	520,000	554,647
Apache Corp., Senior Notes	3.250%	4/15/22	616,000	613,962

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Fund 2016 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	$580,000	$600,102
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	490,000	489,329
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	10,000	10,560
Chevron Corp., Senior Notes	2.954%	5/16/26	630,000	633,001
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	850,000	837,547
ConocoPhillips, Senior Notes	5.200%	5/15/18	820,000	866,810
Devon Energy Corp., Senior Notes	6.300%	1/15/19	730,000	770,803
Ecopetrol SA, Senior Notes	4.250%	9/18/18	270,000	278,451
Ecopetrol SA, Senior Notes	5.375%	6/26/26	440,000	410,080
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	370,000	422,833
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	960,000	1,015,220
EOG Resources Inc., Senior Notes	4.150%	1/15/26	300,000	319,572
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	500,000	515,431
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc., Senior Notes	6.500%	11/15/20	72,000	69,120
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes	6.212%	11/22/16	120,000	122,316	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	380,000	427,069
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	70,000	72,571
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	330,000	327,726
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	310,000	315,848
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	773,000	725,267
Petrobras Global Finance BV, Senior Notes	3.522%	3/17/20	230,000	197,800	(b)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	320,000	283,200
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	420,000	321,930
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	470,000	395,129
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	390,000	267,150
Petroleos Mexicanos, Senior Notes	8.000%	5/3/19	140,000	155,316
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	605,000	550,550
Petroleos Mexicanos, Senior Notes	4.875%	1/18/24	550,000	539,687
Petroleos Mexicanos, Senior Notes	4.250%	1/15/25	760,000	710,676
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	260,000	282,516	(a)
Phillips 66, Senior Notes	2.950%	5/1/17	190,000	193,034
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	810,000	830,794	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	470,000	512,314
Shell International Finance BV, Senior Notes	2.250%	11/10/20	1,020,000	1,028,590
Shell International Finance BV, Senior Notes	3.250%	5/11/25	490,000	501,948
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	270,000	272,594	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	620,000	655,898	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	15

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	$200,000	$211,000
Total Oil, Gas & Consumable Fuels				18,544,097
Total Energy				21,190,088
Financials — 13.1%
Banks — 8.7%
Bank of America Corp., Senior Notes	2.600%	1/15/19	550,000	558,754
Bank of America Corp., Senior Notes	5.625%	7/1/20	90,000	100,578
Bank of America Corp., Senior Notes	4.100%	7/24/23	930,000	987,706
Bank of America Corp., Senior Notes	4.000%	4/1/24	1,560,000	1,642,847
Bank of America Corp., Senior Notes	3.875%	8/1/25	610,000	636,990
Bank of America Corp., Senior Notes	3.500%	4/19/26	460,000	466,783
Bank of America Corp., Senior Notes	5.000%	1/21/44	1,230,000	1,372,943
Bank of America Corp., Subordinated Notes	5.700%	5/2/17	1,810,000	1,877,795
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	710,000	726,340
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	320,000	320,829
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	400,000	406,244
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,150,000	1,459,595	(a)
BNP Paribas SA, Senior Notes	2.375%	9/14/17	290,000	293,103
BNP Paribas SA, Senior Notes	2.700%	8/20/18	690,000	704,916
Citigroup Inc., Senior Notes	3.300%	4/27/25	1,810,000	1,823,917
Citigroup Inc., Senior Notes	8.125%	7/15/39	34,000	51,485
Citigroup Inc., Senior Notes	4.650%	7/30/45	140,000	149,114
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	670,000	686,660
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	870,000	959,128
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	180,000	182,302
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	420,000	426,143
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	150,000	157,437
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	665,000	813,794	(a)(b)(c)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	720,000	762,976
Cooperatieve Rabobank U.A., Subordinated Notes	4.375%	8/4/25	730,000	760,228
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	670,000	755,425	(a)(b)(c)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	1,190,000	1,218,400
HSBC Holdings PLC, Senior Notes	2.950%	5/25/21	1,640,000	1,644,682
HSBC Holdings PLC, Subordinated Notes	4.250%	3/14/24	430,000	435,653
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	620,000	620,922
ING Bank NV, Senior Secured Notes	2.625%	12/5/22	1,000,000	1,017,308	(a)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	460,000	507,884	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	850,000	805,962	(a)

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Fund 2016 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	$990,000	$983,565	(a)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	130,000	140,230
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	120,000	120,782
JPMorgan Chase & Co., Subordinated Notes	3.875%	9/10/24	990,000	1,013,947
Lloyds Bank PLC, Senior Notes	2.300%	11/27/18	590,000	595,656
Mitsubishi UFJ Financial Group Inc., Senior Notes	2.950%	3/1/21	930,000	951,955
National Australia Bank Ltd., Secured Bonds	1.250%	3/8/18	3,240,000	3,237,784	(a)
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,105,126	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	620,000	675,683	(a)
Royal Bank of Scotland NV, Subordinated Notes	4.650%	6/4/18	330,000	340,342
Skandinaviska Enskilda Banken AB, Secured Mortgage Notes	1.375%	5/29/18	2,200,000	2,192,751	(a)
Swedbank Hypotek AB, Senior Secured Notes	2.375%	4/5/17	1,900,000	1,919,359	(a)
UBS Group Funding Jersey Ltd., Senior Notes	4.125%	9/24/25	550,000	564,425	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	6/27/16	2,388,000	2,371,523	(b)(c)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	330,000	353,100	(b)(c)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	690,000	706,080
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	400,000	422,052
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,090,000	1,155,627
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	90,000	96,983
Total Banks				44,281,813
Capital Markets — 2.2%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	970,000	1,031,505
Credit Suisse NY, Senior Notes	3.625%	9/9/24	540,000	562,330
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/27/16	1,076,000	796,240	(b)(c)
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	130,000	139,287
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,180,000	1,304,495
Goldman Sachs Group Inc., Senior Notes	5.750%	1/24/22	1,940,000	2,224,670
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	1,480,000	1,561,409
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	280,000	292,240
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	280,000	285,358
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	60,000	61,752
Lehman Brothers Holdings Capital Trust VII, Junior Subordinated Notes	5.857%	6/27/16	6,200,000	0	*(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	3.850%	8/19/65	360,000	0	*(d)(e)(f)(g)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	0	*(d)(e)(f)(g)
Morgan Stanley, Senior Notes	7.300%	5/13/19	2,370,000	2,712,216

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	17

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	$380,000	$398,032
Total Capital Markets				11,369,534
Consumer Finance — 0.5%
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	840,000	952,283
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	571,075
Synchrony Financial, Senior Bonds	3.000%	8/15/19	430,000	434,885
Toyota Motor Credit Corp., Senior Notes	1.375%	1/10/18	590,000	591,492
Total Consumer Finance				2,549,735
Diversified Financial Services — 1.0%
CDP Financial Inc., Senior Notes	4.400%	11/25/19	1,270,000	1,386,859	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	1,464,000	1,492,900	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,200,000	1,212,000	(a)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,132,191
Total Diversified Financial Services				5,223,950
Insurance — 0.3%
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	170,000	173,007
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	120,000	125,757
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	390,000	462,345	(a)
MetLife Inc., Senior Bonds	1.903%	12/15/17	400,000	403,081
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	370,000	480,708	(a)
Total Insurance				1,644,898
Real Estate Investment Trusts (REITs) — 0.2%
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	2.700%	9/17/19	690,000	697,860	(a)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	3.450%	8/27/18	520,000	531,793
Stadshypotek AB, Secured Notes	1.875%	10/2/19	390,000	391,023	(a)
Total Thrifts & Mortgage Finance				922,816
Total Financials				66,690,606
Health Care — 1.8%
Biotechnology — 0.6%
AbbVie Inc., Senior Notes	2.900%	11/6/22	220,000	221,146
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	510,000	525,135
Amgen Inc., Senior Notes	3.625%	5/22/24	120,000	125,880
Celgene Corp., Senior Notes	3.550%	8/15/22	410,000	426,188
Celgene Corp., Senior Notes	3.875%	8/15/25	940,000	983,554
Gilead Sciences Inc., Senior Bonds	2.050%	4/1/19	870,000	884,994
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	53,506
Total Biotechnology				3,220,403

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Fund 2016 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Equipment & Supplies — 0.3%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	$180,000	$190,850
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	290,000	317,864
Medtronic Inc., Senior Notes	3.125%	3/15/22	210,000	220,401
Medtronic Inc., Senior Notes	3.500%	3/15/25	810,000	863,978
Total Health Care Equipment & Supplies				1,593,093
Health Care Providers & Services — 0.4%
Anthem Inc., Senior Notes	5.875%	6/15/17	100,000	104,617
Anthem Inc., Senior Notes	3.700%	8/15/21	70,000	73,854
Anthem Inc., Senior Notes	3.125%	5/15/22	330,000	333,186
Humana Inc., Senior Notes	7.200%	6/15/18	470,000	519,040
Humana Inc., Senior Notes	3.150%	12/1/22	110,000	111,260
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	409,836
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	190,000	204,970
Total Health Care Providers & Services				1,756,763
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	2.400%	2/1/19	520,000	526,050
Pharmaceuticals — 0.4%
Actavis Funding SCS, Senior Notes	3.450%	3/15/22	400,000	406,362
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	510,000	517,230
Merck & Co. Inc., Senior Notes	2.750%	2/10/25	260,000	265,358
Perrigo Co. PLC, Senior Notes	2.300%	11/8/18	750,000	746,971
Zoetis Inc., Senior Notes	1.875%	2/1/18	240,000	239,827
Total Pharmaceuticals				2,175,748
Total Health Care				9,272,057
Industrials — 1.3%
Aerospace & Defense — 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	780,000	877,004
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	190,000	200,373
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	880,000	934,313
United Technologies Corp., Senior Notes	4.500%	4/15/20	170,000	187,942
Total Aerospace & Defense				2,199,632
Airlines — 0.1%
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	103,298	109,372
US Airways, Pass-Through Certificates, Senior Secured Bonds	6.850%	1/30/18	548,305	564,754
Total Airlines				674,126
Commercial Services & Supplies — 0.1%
Waste Management Inc., Senior Notes	3.500%	5/15/24	450,000	480,051

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	19

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Electrical Equipment — 0.2%
Eaton Corp., Senior Notes	1.500%	11/2/17	$200,000	$200,303
Eaton Corp., Senior Notes	2.750%	11/2/22	950,000	956,639
Total Electrical Equipment				1,156,942
Industrial Conglomerates — 0.3%
General Electric Co., Senior Notes	5.550%	5/4/20	220,000	251,610
General Electric Co., Senior Notes	4.650%	10/17/21	330,000	373,400
General Electric Co., Senior Notes	6.875%	1/10/39	90,000	131,721
General Electric Co., Senior Notes	4.500%	3/11/44	210,000	234,182
General Electric Co., Subordinated Notes	5.300%	2/11/21	184,000	211,511
Total Industrial Conglomerates				1,202,424
Machinery — 0.1%
John Deere Capital Corp., Senior Notes	2.250%	4/17/19	360,000	367,823
Trading Companies & Distributors — 0.1%
Aviation Capital Group Corp., Senior Notes	6.750%	4/6/21	330,000	373,725	(a)
Total Industrials				6,454,723
Information Technology — 1.0%
Internet Software & Services — 0.1%
Tencent Holdings Ltd., Senior Notes	3.375%	5/2/19	450,000	464,384	(a)
IT Services — 0.3%
Visa Inc., Senior Notes	2.200%	12/14/20	840,000	853,987
Visa Inc., Senior Notes	3.150%	12/14/25	420,000	435,235
Visa Inc., Senior Notes	4.300%	12/14/45	320,000	353,630
Total IT Services				1,642,852
Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp., Senior Notes	3.700%	7/29/25	140,000	153,026
KLA-Tencor Corp., Senior Notes	4.125%	11/1/21	710,000	750,869
Total Semiconductors & Semiconductor Equipment				903,895
Software — 0.1%
Oracle Corp., Senior Notes	1.200%	10/15/17	540,000	541,828
Technology Hardware, Storage & Peripherals — 0.3%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	790,000	800,262	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	780,000	795,575	(a)
Total Technology Hardware, Storage & Peripherals				1,595,837
Total Information Technology				5,148,796

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Fund 2016 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 1.4%
Chemicals — 0.2%
OCP SA, Senior Notes	4.500%	10/22/25	$550,000	$531,437	(a)
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	360,000	405,895
Total Chemicals				937,332
Metals & Mining — 1.1%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	770,000	779,551
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	810,000	912,686
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	440,000	455,840	(a)(b)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	730,000	633,275
Glencore Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	100,000	101,782	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	1,270,000	1,165,352	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	270,000	282,672
Southern Copper Corp., Senior Notes	3.500%	11/8/22	840,000	818,441
Vale Overseas Ltd., Senior Notes	6.250%	1/23/17	410,000	416,663
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	30,000	24,900
Total Metals & Mining				5,591,162
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	330,000	348,930
Total Materials				6,877,424
Telecommunication Services — 1.1%
Diversified Telecommunication Services — 1.0%
AT&T Inc., Global Notes	5.500%	2/1/18	360,000	383,136
AT&T Inc., Senior Notes	3.400%	5/15/25	1,500,000	1,502,529
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	510,000	521,080	(a)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	110,000	120,716
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,540,000	1,766,330
Verizon Communications Inc., Senior Notes	3.500%	11/1/24	740,000	769,136
Total Diversified Telecommunication Services				5,062,927
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	690,000	758,666
Total Telecommunication Services				5,821,593
Utilities — 0.4%
Electric Utilities — 0.4%
FirstEnergy Corp., Senior Notes	2.750%	3/15/18	880,000	886,498
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,080,000	1,115,344
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	200,000	228,138	(h)
Total Utilities				2,229,980
Total Corporate Bonds & Notes (Cost — $154,091,588)				152,990,115

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	21

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — 9.0%
Access Group Inc., 2005-A A3	1.038%	7/25/34	$2,154,730	$1,937,166	(b)
Apidos CLO, 2013-16A B	3.433%	1/19/25	800,000	787,229	(a)(b)
Arrowpoint CLO Ltd., 2014-2A A1L	2.132%	3/12/26	1,270,000	1,261,158	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2012-2A A	2.802%	5/20/18	250,000	252,087	(a)
Bear Stearns Asset-Backed Securities Trust, 2004-SD2 A3	2.799%	3/25/44	797,488	780,189	(b)
Carlyle Global Market Strategies, 2013-4A A1	2.098%	10/15/25	250,000	249,424	(a)(b)
Cent CLO LP, 2013-17A A1	1.937%	1/30/25	500,000	497,436	(a)(b)
CIFC Funding Ltd., 2014-1A B1	2.633%	4/18/25	1,000,000	982,719	(a)(b)
Commonbond Student Loan Trust, 2015-A A1	3.200%	6/25/32	276,425	276,999	(a)
Consumer Credit Origination Loan Trust, 2015-1 A	2.820%	3/15/21	865,522	865,376	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.586%	11/15/36	1,319,504	1,025,158	(b)
Credit Suisse First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	113,962	116,207
DRB Prime Student Loan Trust, 2015-B A1	2.339%	10/27/31	1,747,619	1,752,045	(a)(b)
DRB Prime Student Loan Trust, 2015-B A2	3.170%	7/25/31	1,572,589	1,580,166	(a)
First Franklin Mortgage Loan Asset Backed Certificates, 2003-FF1 A1	1.564%	3/25/33	1,026,765	967,094	(b)
Flatiron CLO Ltd., 2013-1A B	3.383%	1/17/26	500,000	481,618	(a)(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.935%	2/20/32	275,000	242,169	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.937%	3/13/32	450,000	396,189	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	100,955	100,017	(a)
GSAA Home Equity Trust, 2005-8 A4	0.716%	6/25/35	596,918	574,320	(b)
GT Loan Financing Ltd., 2013-1A A	1.904%	10/28/24	500,000	496,539	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	90,000	89,970	(a)
Magnetite CLO Ltd., 2012-6A CR	3.234%	9/15/23	1,250,000	1,232,784	(a)(b)
Morgan Stanley Dean Witter Capital I Inc. Trust, 2003-NC2 M1	1.796%	2/25/33	1,029,452	978,890	(b)
National Collegiate Student Loan Trust, 2006-4 A2	0.586%	12/27/27	148,343	147,710	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.788%	12/7/20	1,158,179	1,155,051	(b)
Opteum Mortgage Acceptance Corp., 2005-1 M4	1.601%	2/25/35	1,180,000	1,118,089	(b)
OZLM Ltd., 2014-7A A1A	2.053%	7/17/26	750,000	746,372	(a)(b)
OZLM Ltd., 2014-8A A1A	2.073%	10/17/26	250,000	248,420	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	5.290%	6/25/33	22,527	22,962
Saranac CLO Ltd., 2014-2A B	2.686%	2/20/25	500,000	483,959	(a)(b)
SASCO Mortgage Loan Trust, 2005-GEL1 M1	1.264%	12/25/34	507,742	496,491	(b)
Shackleton CLO Ltd., 2013-4A B1	2.630%	1/13/25	500,000	491,177	(a)(b)
SLM Student Loan Trust, 2002-A A2	1.184%	12/16/30	1,660,645	1,595,686	(b)
SLM Student Loan Trust, 2003-04 A5A	1.384%	3/15/33	476,031	445,089	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.384%	3/15/33	1,717,638	1,604,961	(a)(b)

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Fund 2016 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
SLM Student Loan Trust, 2003-11 A6	1.384%	12/15/25	$1,130,000	$1,080,958	(a)(b)
SLM Student Loan Trust, 2005-05 B	0.888%	10/25/40	678,300	536,051	(b)
SLM Student Loan Trust, 2005-07 A4	0.788%	10/25/29	1,000,000	946,729	(b)
SLM Student Loan Trust, 2006-2 A6	0.808%	1/25/41	1,910,000	1,719,864	(b)
SLM Student Loan Trust, 2006-BW A5	0.834%	12/15/39	4,070,000	3,658,401	(b)
SLM Student Loan Trust, 2011-B A1	1.285%	12/16/24	41,694	41,689	(a)(b)
SLM Student Loan Trust, 2013-A A1	1.033%	8/15/22	260,192	260,105	(a)(b)
Small Business Administration, 2016-10A 1	2.507%	3/10/26	360,000	368,502
Small Business Administration Participation Certificates, 2013-20J 1	3.370%	10/1/33	140,754	149,311
Small Business Administration Participation Certificates, 2015-20D 1	2.510%	4/1/35	47,697	48,481
Small Business Administration Participation Certificates, 2016-20A 1	2.780%	1/1/36	525,000	537,806
SMB Private Education Loan Trust, 2014-A A1	0.933%	9/15/21	2,202,101	2,199,962	(a)(b)
Sound Point CLO Ltd., 2014-2A A1	1.994%	10/20/26	500,000	497,362	(a)(b)
Symphony CLO Ltd., 2016-17A A1	2.222%	4/15/28	500,000	498,053	(a)(b)
TICP CLO Ltd., 2014-2A A1A	2.084%	7/20/26	500,000	492,831	(a)(b)
Trade Maps Ltd., 2013-1A A	1.138%	12/10/18	2,590,000	2,579,012	(a)(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	248,687	253,110
Venture CDO Ltd., 2013-15A B1	2.678%	7/15/25	500,000	496,710	(a)(b)
Venture CDO Ltd., 2014-16A A1L	2.128%	4/15/26	1,480,000	1,472,328	(a)(b)
ZAIS CLO 2 Ltd., 2014-2A A1B	3.570%	7/25/26	1,250,000	1,249,066	(a)
Total Asset-Backed Securities (Cost — $45,845,384)				45,565,247
Collateralized Mortgage Obligations — 12.5%
ARM Trust, 2004-5 4A1	2.939%	4/25/35	1,087,781	1,050,240	(b)
Banc of America Funding Corp., 2015-R3 3A2	1.136%	4/29/47	3,099,000	2,681,487	(a)(b)
Bayview Commercial Asset Trust, 2006-3A A1	0.696%	10/25/36	1,179,168	989,605	(a)(b)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	2,285,000	2,106,820	(a)(b)
Citigroup Commercial Mortgage Trust, 2014-GC25 AS	4.017%	10/10/47	640,000	691,532
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.580%	2/25/36	227,738	225,141	(a)(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	170,000	185,077
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	70,000	76,927	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.084%	10/10/46	40,000	41,619	(b)
Commercial Mortgage Trust, 2013-300P B	4.394%	8/10/30	560,000	612,499	(a)(b)
Commercial Mortgage Trust, 2013-CR13 XA, IO	0.974%	12/10/23	2,647,176	119,702	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	23

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Commercial Mortgage Trust, 2014-CR18 XA, IO	1.277%	7/15/47	$6,156,073	$386,098	(b)
Commercial Mortgage Trust, 2014-UBS2 XA, IO	1.404%	3/10/47	4,078,494	284,128	(b)
Connecticut Avenue Securities, 2014-C03 1M1	1.646%	7/25/24	212,537	212,554	(b)
Core Industrial Trust, 2015-TEXW D	3.849%	2/10/34	620,000	611,706	(a)(b)
Credit Suisse Mortgage Trust, 2014-TIKI A	1.385%	9/15/38	580,000	569,791	(a)(b)
Credit Suisse Mortgage Trust, 2014-TIKI B	1.785%	9/15/38	894,000	872,097	(a)(b)
Credit Suisse Mortgage Trust, 2015-03R 4A1	0.683%	12/29/35	2,887,637	2,704,756	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	1.137%	12/29/45	808,429	810,165	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), 001 Z	9.300%	4/15/19	1,362	1,415
Federal Home Loan Mortgage Corp. (FHLMC), 4066 PI, IO	3.500%	9/15/31	5,107,253	603,033
Federal Home Loan Mortgage Corp. (FHLMC), 4203 PS, IO, PAC	5.816%	9/15/42	1,149,649	213,268	(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 170 B, IO	10.000%	3/1/21	321	31
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K715 X1, IO	1.153%	1/25/21	6,519,919	286,089	(b)
Federal National Mortgage Association (FNMA), 2012-118 CI, IO	3.500%	12/25/39	2,061,365	241,582
Federal National Mortgage Association (FNMA), 2013-073 IA, IO	3.000%	9/25/32	2,209,201	238,435
Federal National Mortgage Association (FNMA), 2013-M1 X1, IO	4.575%	11/25/16	4,396,489	17,181	(b)
Federal National Mortgage Association (FNMA), 2014-M5 SA, IO	1.579%	1/25/17	748,167	950	(b)
Federal National Mortgage Association (FNMA), PO, PAC	0.000%	5/25/22	208	201
FREMF Mortgage Trust, 2013-KF02 C	4.437%	12/25/45	77,869	76,243	(a)(b)
FREMF Mortgage Trust, 2014-K36 C	4.358%	12/25/46	50,000	48,133	(a)(b)
FREMF Mortgage Trust, 2014-K503 C	3.079%	10/25/47	160,000	153,627	(a)(b)
FREMF Mortgage Trust, 2014-K714 C	3.981%	1/25/47	150,000	145,099	(a)(b)
FREMF Mortgage Trust, 2015-K44 B	3.811%	1/25/48	510,000	481,941	(a)(b)
FREMF Mortgage Trust, 2015-K44 C	3.811%	1/25/48	520,000	426,993	(a)(b)
GE Business Loan Trust, 2006-2A A	0.511%	11/15/34	1,123,238	1,061,706	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AM	5.290%	11/10/45	333,832	333,501	(b)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.787%	8/20/58	935,135	925,630	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.887%	11/20/60	2,131,292	2,113,098	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.937%	2/20/61	725,002	720,874	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.937%	3/20/61	369,701	367,379	(b)

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Fund 2016 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2012-027 IO, IO	1.152%	4/16/53	$4,684,139	$246,615	(b)
Government National Mortgage Association (GNMA), 2012-044 A	2.170%	4/16/41	516,698	518,752
Government National Mortgage Association (GNMA), 2012-H30 GA	0.787%	12/20/62	1,455,944	1,439,393	(b)
Government National Mortgage Association (GNMA), 2013-95 IO, IO	0.666%	4/16/47	10,845,501	544,989	(b)
Government National Mortgage Association (GNMA), 2014-105 IO, IO	1.091%	6/16/54	7,124,375	502,551	(b)
Government National Mortgage Association (GNMA), 2014-130 IB, IO	0.948%	8/16/54	4,907,160	295,340	(b)
Government National Mortgage Association (GNMA), 2014-157 IO, IO	0.784%	5/16/55	6,713,474	397,040	(b)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.840%	8/16/54	7,719,514	485,977	(b)
Government National Mortgage Association (GNMA), 2015-07 IO	0.958%	1/16/57	5,731,439	423,584	(b)
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	240,000	269,900	(b)
GS Mortgage Securities Trust, 2015-7R A	0.589%	9/26/37	1,375,550	1,276,546	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.796%	1/25/35	196,163	162,203	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.901%	1/19/35	358,600	351,682	(b)
HarborView Mortgage Loan Trust, 2005-9 B1	1.039%	6/20/35	1,734,081	1,454,330	(b)
IMPAC Secured Assets Corp., 2006-5 2A	0.646%	12/25/36	899,858	837,678	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.047%	11/15/45	160,000	168,619	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 B	4.887%	1/15/47	90,000	99,424	(b)
JPMBB Commercial Mortgage Securities Trust, 2014-C22 C	4.560%	9/15/47	300,000	292,260	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C29 C	4.202%	5/15/48	1,600,000	1,477,926	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C30 B	4.312%	7/15/48	654,000	636,157	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 A3	3.801%	8/15/48	2,050,000	2,204,966
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-PHH C	2.535%	8/15/27	400,000	394,274	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.185%	5/15/28	1,120,000	1,024,723	(a)(b)
MASTR ARM Trust, 2004-11 M1	1.086%	11/25/34	147,204	147,035	(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.765%	2/25/34	459,830	461,006	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2013-C10 A4	4.083%	7/15/46	550,000	605,761	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2015-C25 A5	3.635%	10/15/48	1,130,000	1,204,163
Morgan Stanley Capital I Trust, 2014-CPT B	3.446%	7/13/29	1,540,000	1,588,152	(a)(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	25

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Mortgage Loan Trust, 2004-6AR 1A	1.346%	7/25/34	$489,186	$478,585	(b)
Morgan Stanley Re-remic Trust, 2015-R3 9A2	0.699%	4/26/47	3,517,000	2,652,085	(a)(b)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	1,440,000	1,487,757	(a)(b)
Nomura Resecuritization Trust, 2015-6R 3A1	0.629%	5/26/46	1,448,721	1,390,208	(a)(b)
PFP III, 2014-1 D	4.535%	6/14/31	230,000	229,897	(a)(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	110,200	111,462
SACO I Trust, 2007-VA1 A	8.992%	6/25/21	514,168	532,706	(a)(b)
Sequoia Mortgage Trust, 2004-11 A1	1.039%	12/20/34	626,299	603,705	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M2	2.096%	4/25/24	1,280,000	1,279,351	(b)
Structured Agency Credit Risk Debt Notes, 2015-DNA2 M2	3.046%	12/25/27	1,170,000	1,193,104	(b)
Structured Agency Credit Risk Debt Notes, 2015-HQA1 M2	3.096%	3/25/28	1,230,000	1,260,381	(b)
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.339%	7/25/28	1,080,000	1,111,741	(b)
UBS Commercial Mortgage Trust, 2012-C1 XA, IO	2.172%	5/10/45	9,101,483	835,916	(a)(b)
UBS-Barclays Commercial Mortgage Trust, 2012-C4 D	4.496%	12/10/45	570,000	547,318	(a)(b)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AMFL	0.633%	12/15/43	2,148,000	2,056,305	(a)(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A2A	1.186%	11/25/34	996,259	885,137	(b)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	2,023,960	1,986,158	(a)(b)
Wells Fargo Commercial Mortgage Trust, 2015-NXS1 C	3.848%	5/15/48	540,000	512,288	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2004-M A7	2.749%	8/25/34	408,088	408,983	(b)
WF-RBS Commercial Mortgage Trust, 2012-C10 XA, IO	1.729%	12/15/45	4,287,700	330,850	(a)(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 C	3.849%	10/15/57	520,000	484,949	(b)
WF-RBS Commercial Mortgage Trust, 2014-C23 XA, IO	0.702%	10/15/57	6,045,166	231,625	(b)
Total Collateralized Mortgage Obligations (Cost — $65,532,707)				63,809,910
Mortgage-Backed Securities — 1.4%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	2.634%	12/1/34	227,389	241,409	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.488%	7/1/35	680,985	723,499	(b)
Total FHLMC				964,908
FNMA — 1.2%
Federal National Mortgage Association (FNMA)	2.004%	3/1/18	890	921	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	5,043	5,589
Federal National Mortgage Association (FNMA)	2.585%	12/1/34	92,695	97,430	(b)
Federal National Mortgage Association (FNMA)	2.113%	1/1/35	721,736	754,975	(b)
Federal National Mortgage Association (FNMA)	1.845%	5/1/43	4,699,729	4,794,436	(b)

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Fund 2016 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	3.500%	7/1/43-9/1/43	$350,383	$367,888
Total FNMA				6,021,239
Total Mortgage-Backed Securities (Cost — $6,799,011)				6,986,147
Municipal Bonds — 0.2%
Virginia — 0.2%
Virginia State Housing Development Authority Revenue (Cost — $862,055)	6.000%	6/25/34	873,829	918,866
Sovereign Bonds — 3.0%
Brazil — 0.1%
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	480,000	484,800
Canada — 0.9%
Province of Ontario, Senior Bonds	1.100%	10/25/17	1,400,000	1,401,063
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,440,000	1,585,379
Province of Quebec, Notes	2.625%	2/13/23	1,400,000	1,441,664
Total Canada				4,428,106
Colombia — 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	570,000	564,300
Germany — 0.1%
FMS Wertmanagement, Senior Bonds	1.000%	11/21/17	370,000	369,663
Indonesia — 0.2%
Republic of Indonesia, Senior Bonds	5.875%	3/13/20	240,000	264,937	(h)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	479,000	541,337	(a)
Total Indonesia				806,274
Mexico — 0.7%
United Mexican States, Senior Notes	3.500%	1/21/21	2,591,000	2,698,527
United Mexican States, Senior Notes	3.600%	1/30/25	1,040,000	1,049,100
Total Mexico				3,747,627
Peru — 0.2%
Republic of Peru, Senior Bonds	6.550%	3/14/37	160,000	201,200
Republic of Peru, Senior Bonds	5.625%	11/18/50	740,000	841,750
Total Peru				1,042,950
Poland — 0.5%
Republic of Poland, Senior Notes	5.125%	4/21/21	1,380,000	1,544,783
Republic of Poland, Senior Notes	4.000%	1/22/24	920,000	983,379
Total Poland				2,528,162
Russia — 0.1%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	321,485	391,810	(h)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	101,700	123,947	(a)

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	27

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Russia — continued
Russian Foreign Bond — Eurobond, Senior Notes	4.500%	4/4/22	$200,000	$207,846	(h)
Total Russia				723,603
Turkey — 0.1%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	140,000	149,534
Republic of Turkey, Senior Notes	6.250%	9/26/22	278,000	306,122
Total Turkey				455,656
Total Sovereign Bonds (Cost — $14,588,375)				15,151,141
U.S. Government & Agency Obligations — 25.9%
U.S. Government Agencies — 3.7%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,477,601	(a)
Federal Home Loan Bank (FHLB), Bonds	0.875%	5/24/17	40,000	40,030
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,285,271
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	8,690,000	8,251,190
Tennessee Valley Authority, Notes	5.250%	9/15/39	760,000	991,983
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	3,977,896
Total U.S. Government Agencies				19,023,971
U.S. Government Obligations — 22.2%
U.S. Treasury Bonds	2.750%	11/15/42	5,890,000	6,076,366
U.S. Treasury Bonds	2.875%	5/15/43	15,410,000	16,247,919
U.S. Treasury Bonds	3.000%	11/15/45	340,000	365,978
U.S. Treasury Bonds	2.500%	2/15/46	3,690,000	3,587,226
U.S. Treasury Bonds	2.500%	5/15/46	1,080,000	1,051,101
U.S. Treasury Notes	1.500%	7/31/16	650,000	651,284
U.S. Treasury Notes	1.500%	8/31/18	1,900,000	1,924,567
U.S. Treasury Notes	1.375%	3/31/20	6,060,000	6,096,930
U.S. Treasury Notes	1.625%	6/30/20	23,040,000	23,366,707
U.S. Treasury Notes	2.625%	11/15/20	3,450,000	3,642,986
U.S. Treasury Notes	1.375%	1/31/21	4,740,000	4,744,072
U.S. Treasury Notes	1.750%	3/31/22	15,310,000	15,500,181
U.S. Treasury Notes	2.000%	11/30/22	970,000	993,075
U.S. Treasury Notes	1.500%	2/28/23	20,280,000	20,108,086
U.S. Treasury Notes	2.375%	8/15/24	580,000	607,595
U.S. Treasury Notes	2.250%	11/15/24	6,570,000	6,815,606
U.S. Treasury Notes	2.000%	8/15/25	1,030,000	1,045,209
Total U.S. Government Obligations				112,824,888
Total U.S. Government & Agency Obligations (Cost — $128,848,101)				131,848,859

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Fund 2016 Annual Report

Western Asset Intermediate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Treasury Inflation Protected Securities — 4.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	$1,402,097	$1,650,420
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	1,246,389	1,376,871
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	2,113,241	2,017,264
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	3,074,902	3,161,744
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	4,245,575	4,276,864
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	2,530,691	2,610,400
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/25	1,285,158	1,300,403
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	6,282,854	6,497,846
Total U.S. Treasury Inflation Protected Securities (Cost — $22,239,938)				22,891,812

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 5-Year Notes Futures, Put @ $120.00		6/24/16	211	77,477
U.S. Treasury 10-Year Notes Futures, Call @ $130.00		6/3/16	124	23,250
U.S. Treasury 10-Year Notes Futures, Put @ $128.75		6/3/16	124	5,812
U.S. Treasury Long-Term Bonds Futures, Call @ $164.00		6/3/16	11	4,641
U.S. Treasury Long-Term Bonds Futures, Put @ $160.00		6/3/16	11	344
Total Purchased Options (Cost — $188,938)				111,524
Total Investments before Short-Term Investments (Cost — $438,996,097)				440,273,621

		Maturity Date	Face Amount
Short-Term Investments — 6.3%
Repurchase Agreements — 1.9%
Goldman Sachs & Co. repurchase agreement dated 5/31/16; Proceeds at maturity — $10,000,075; (Fully collateralized by U.S. government agency obligations, 1.985% due 9/29/21; Market value — $10,204,448) (Cost — $10,000,000)	0.270%	6/1/16	$10,000,000	10,000,000

			Shares
Money Market Funds — 4.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $22,203,011)	0.239%		22,203,011	22,203,011
Total Short-Term Investments (Cost — $32,203,011)				32,203,011
Total Investments — 92.9% (Cost — $471,199,108#)				472,476,632
Other Assets in Excess of Liabilities — 7.1%				35,957,308
Total Net Assets — 100.0%				$508,433,940

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	29

Schedule of investments (cont’d)

May 31, 2016

Western Asset Intermediate Bond Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The coupon payment on these securities is currently in default as of May 31, 2016.

(e)	Value is less than $1.

(f)	Illiquid security (unaudited).

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $471,381,463.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 10-Year Notes Futures, Call	6/24/16	$131.50	52	$7,313
U.S. Treasury 10-Year Notes Futures, Call	6/24/16	132.50	20	1,250
U.S. Treasury 10-Year Notes Futures, Put	6/24/16	127.00	52	2,437
Total Written Options (Premiums received — $38,410)				$11,000

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Fund 2016 Annual Report

Statement of assets and liabilities

May 31, 2016

Assets:
Investments, at value (Cost — $471,199,108)	$472,476,632
Cash	36,128,247
Interest receivable	2,608,070
Receivable for Fund shares sold	551,588
Deposits with brokers for centrally cleared swap contracts	501,276
Deposits with brokers for open futures contracts	429,312
Receivable for securities sold	348,328
Principal paydown receivable	3,711
Receivable for open OTC swap contracts	1,720
Prepaid expenses	37,847
Total Assets	513,086,731

Liabilities:
Payable for securities purchased	2,737,846
Payable for Fund shares repurchased	1,243,469
Distributions payable	275,735
Investment management fee payable	166,341
Payable to broker — variation margin on centrally cleared swaps	34,356
Payable to broker — variation margin on open futures contracts	33,735
Written options, at value (premiums received — $38,410)	11,000
OTC swaps, at value (premiums paid — $7,746)	4,257
Directors’ fees payable	1,676
Service and/or distribution fees payable	1,076
Accrued expenses	143,300
Total Liabilities	4,652,791
Total Net Assets	$508,433,940

Net Assets:
Par value (Note 7)	$45,836
Paid-in capital in excess of par value	505,809,314
Undistributed net investment income	84,694
Accumulated net realized gain on investments, futures contracts, written options and swap contracts	2,787,983
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(293,887)
Total Net Assets	$508,433,940

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	31

Statement of assets and liabilities (cont’d)

May 31, 2016

Net Assets:
Class A	$2,124,971
Class C	$602,389
Class R	$184,627
Class I	$284,688,567
Class IS	$220,833,386

Shares Outstanding:
Class A	191,623
Class C	54,242
Class R	16,649
Class I	25,672,573
Class IS	19,900,741

Net Asset Value:
Class A (and redemption price)	$11.09
Class C*	$11.11
Class R (and redemption price)	$11.09
Class I (and redemption price)	$11.09
Class IS (and redemption price)	$11.10
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.58

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

32	Western Asset Intermediate Bond Fund 2016 Annual Report

Statement of operations

For the Year Ended May 31, 2016

Investment Income:
Interest	$13,788,062
Less: Foreign taxes withheld	(41)
Total Investment Income	13,788,021

Expenses:
Investment management fee (Note 2)	1,932,091
Transfer agent fees (Note 5)	142,974
Registration fees	92,667
Fund accounting fees	55,577
Audit and tax fees	52,281
Shareholder reports	34,266
Legal fees	29,298
Directors’ fees	15,473
Insurance	9,750
Custody fees	8,552
Service and/or distribution fees (Notes 2 and 5)	7,999
Commitment fees (Note 8)	2,923
Fees recaptured by investment manager (Note 2)	2,520
Miscellaneous expenses	11,218
Total Expenses	2,397,589
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(67,574)
Net Expenses	2,330,015
Net Investment Income	11,458,006

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	2,623,734
Futures contracts	3,932,314
Written options	1,618,731
Swap contracts	457,194
Net Realized Gain	8,631,973
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(5,756,430)
Futures contracts	(544,494)
Written options	(8,077)
Swap contracts	(1,982,971)
Change in Net Unrealized Appreciation (Depreciation)	(8,291,972)
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	340,001
Increase in Net Assets From Operations	$11,798,007

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	33

Statements of changes in net assets

For the Years Ended May 31,	2016	2015

Operations:
Net investment income	$11,458,006	$12,693,859
Net realized gain	8,631,973	5,441,515
Change in net unrealized appreciation (depreciation)	(8,291,972)	(3,038,660)
Increase in Net Assets From Operations	11,798,007	15,096,714

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,545,143)	(12,621,441)
Net realized gains	(3,356,780)	—
Decrease in Net Assets From Distributions to Shareholders	(14,901,923)	(12,621,441)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	152,129,821	161,039,390
Reinvestment of distributions	10,577,466	10,106,530
Cost of shares repurchased	(297,726,156)	(57,933,779)
Increase (Decrease) in Net Assets From Fund Share Transactions	(135,018,869)	113,212,141
Increase (Decrease) in Net Assets	(138,122,785)	115,687,414

Net Assets:
Beginning of year	646,556,725	530,869,311
End of year*	$508,433,940	$646,556,725
*Includes undistributed net investment income of:	$84,694	$265,706

See Notes to Financial Statements.

34	Western Asset Intermediate Bond Fund 2016 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.17	$11.13	$10.90	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.23	0.19	0.09	0.20	0.14
Net realized and unrealized gain (loss)	0.01	0.04	0.23	(0.33)	0.28
Total income (loss) from operations	0.24	0.23	0.32	(0.13)	0.42

Less distributions from:
Net investment income	(0.23)	(0.19)	(0.09)	(0.20)	(0.15)
Net realized gains	(0.09)	—	—	—	(0.01)
Total distributions	(0.32)	(0.19)	(0.09)	(0.20)	(0.16)

Net asset value, end of year	$11.09	$11.17	$11.13	$10.90	$11.23
Total return[5]	2.18%	2.12%	2.91%	(1.18)%	3.81%

Net assets, end of year (000s)	$2,125	$856	$197	$181	$106

Ratios to average net assets:
Gross expenses	0.83%[6]	0.92%[6]	1.06%[7]	1.10%[6]	0.96%[7]
Net expenses[8,9]	0.82 [6]	0.90 [6]	0.90 [7]	0.89 [6]	0.87 [7]
Net investment income	2.05	1.72	1.96 [7]	1.78	1.92 [7]

Portfolio turnover rate[10]	106%	59%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 106% and 61% for the years ended May 31, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% and 118% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	35

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.19	$11.15	$10.92	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.14	0.11	0.05	0.11	0.09
Net realized and unrealized gain (loss)	0.01	0.04	0.23	(0.30)	0.28
Total income (loss) from operations	0.15	0.15	0.28	(0.19)	0.37

Less distributions from:
Net investment income	(0.14)	(0.11)	(0.05)	(0.12)	(0.10)
Net realized gains	(0.09)	—	—	—	(0.01)
Total distributions	(0.23)	(0.11)	(0.05)	(0.12)	(0.11)

Net asset value, end of year	$11.11	$11.19	$11.15	$10.92	$11.23
Total return[5]	1.35%	1.36%	2.68%	(1.83)%	3.31%

Net assets, end of year (000s)	$602	$231	$340	$364	$45

Ratios to average net assets:
Gross expenses	1.65%[6]	1.67%[6]	1.79%[6,7]	1.77%[6]	1.87%[7]
Net expenses[8,9]	1.64 [6]	1.65 [6]	1.65 [6,7]	1.64 [6]	1.60 [7]
Net investment income	1.24	1.01	1.20 [7]	1.04	1.23 [7]

Portfolio turnover rate[10]	106%	59%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 106% and 61% for the years ended May 31, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% and 118% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

36	Western Asset Intermediate Bond Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2016	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$11.18	$11.13	$10.90	$11.23	$10.97

Income (loss) from operations:
Net investment income	0.19	0.16	0.08	0.17	0.13
Net realized and unrealized gain (loss)	0.00 [5]	0.06	0.22	(0.33)	0.27
Total income (loss) from operations	0.19	0.22	0.30	(0.16)	0.40

Less distributions from:
Net investment income	(0.19)	(0.17)	(0.07)	(0.17)	(0.13)
Net realized gains	(0.09)	—	—	—	(0.01)
Total distributions	(0.28)	(0.17)	(0.07)	(0.17)	(0.14)

Net asset value, end of year	$11.09	$11.18	$11.13	$10.90	$11.23
Total return[6]	1.84%	1.86%	2.80%	(1.44)%	3.64%

Net assets, end of year (000s)	$185	$106	$15	$14	$10

Ratios to average net assets:
Gross expenses	1.36%[7]	1.19%[7]	1.28%[8]	1.37%	1.21%[8]
Net expenses[9,10]	1.15 [7]	1.15 [7]	1.15 [8]	1.15	1.14 [8]
Net investment income	1.72	1.45	1.71 [8]	1.53	1.72 [8]

Portfolio turnover rate[11]	106%	59%	34%	119%	101%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 106% and 61% for the years ended May 31, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162% and 118% for the years ended December 31, 2013 and 2012, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	37

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2016	2015	2014[2]	2013[3]	2012[3]	2011[3]

Net asset value, beginning of year	$11.17	$11.13	$10.90	$11.23	$10.76	$10.67

Income (loss) from operations:
Net investment income	0.26	0.24	0.11	0.24	0.28	0.34
Net realized and unrealized gain (loss)	0.01	0.04	0.22	(0.33)	0.48	0.23
Total income (loss) from operations	0.27	0.28	0.33	(0.09)	0.76	0.57

Less distributions from:
Net investment income	(0.26)	(0.24)	(0.10)	(0.24)	(0.28)	(0.35)
Net realized gains	(0.09)	—	—	—	(0.01)	(0.13)
Total distributions	(0.35)	(0.24)	(0.10)	(0.24)	(0.29)	(0.48)

Net asset value, end of year	$11.09	$11.17	$11.13	$10.90	$11.23	$10.76
Total return[4]	2.49%	2.53%	3.08%	(0.78)%	7.10%	5.35%

Net assets, end of year (000s)	$284,689	$227,426	$191,802	$210,537	$245,534	$271,537

Ratios to average net assets:
Gross expenses	0.52%	0.50%	0.51%[5]	0.50%	0.49%	0.49%
Net expenses[6]	0.51	0.49	0.49 [5]	0.48	0.45	0.48
Net investment income	2.36	2.15	2.36 [5]	2.18	2.57	3.15

Portfolio turnover rate[7]	106%	59%	34%	119%	101%	69%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 106% and 61% for the years ended May 31, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162%, 118% and 75% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

38	Western Asset Intermediate Bond Fund 2016 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2016	2015	2014[2]	2013[3]	2012[3]	2011[3]

Net asset value, beginning of year	$11.17	$11.13	$10.90	$11.23	$10.76	$10.67

Income (loss) from operations:
Net investment income	0.26	0.24	0.11	0.25	0.28	0.34
Net realized and unrealized gain (loss)	0.03	0.04	0.23	(0.33)	0.48	0.23
Total income (loss) from operations	0.29	0.28	0.34	(0.08)	0.76	0.57

Less distributions from:
Net investment income	(0.27)	(0.24)	(0.11)	(0.25)	(0.28)	(0.35)
Net realized gains	(0.09)	—	—	—	(0.01)	(0.13)
Total distributions	(0.36)	(0.24)	(0.11)	(0.25)	(0.29)	(0.48)

Net asset value, end of year	$11.10	$11.17	$11.13	$10.90	$11.23	$10.76
Total return[4]	2.65%	2.58%	3.10%	(0.74)%	7.11%	5.39%

Net assets, end of year (000s)	$220,833	$417,938	$338,515	$282,662	$157,596	$82,120

Ratios to average net assets:
Gross expenses	0.46%[5]	0.45%[5]	0.47%[6]	0.47%	0.48%	0.48%
Net expenses[7]	0.45 [5,8]	0.45 [5,8]	0.45 [6,8]	0.44 [8]	0.44 [8]	0.45
Net investment income	2.39	2.20	2.41 [6]	2.25	2.56	3.17

Portfolio turnover rate[9]	106%	59%	34%	119%	101%	69%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 106% and 61% for the years ended May 31, 2016 and 2015, respectively, 46% for the period ended May 31, 2014 and 162%, 118% and 75% for the years ended December 31, 2013, 2012 and 2011, respectively.

See Notes to Financial Statements.

Western Asset Intermediate Bond Fund 2016 Annual Report	39

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

40	Western Asset Intermediate Bond Fund 2016 Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Intermediate Bond Fund 2016 Annual Report	41

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Financials	—	$66,690,606	$0	*	$66,690,606
Other corporate bonds & notes	—	86,299,509	—		86,299,509
Asset-backed securities	—	45,565,247	—		45,565,247
Collateralized mortgage obligations	—	63,809,910	—		63,809,910
Mortgage-backed securities	—	6,986,147	—		6,986,147
Municipal bonds	—	918,866	—		918,866
Sovereign bonds	—	15,151,141	—		15,151,141
U.S. government & agency obligations	—	131,848,859	—		131,848,859
U.S. treasury inflation protected securities	—	22,891,812	—		22,891,812
Purchased options	$111,524	—	—		111,524
Total long-term investments	$111,524	$440,162,097	$0	*	$440,273,621
Short-term investments†:
Repurchase agreements	—	$10,000,000	—		$10,000,000
Money market funds	$22,203,011	—	—		22,203,011
Total other financial instruments	$22,203,011	$10,000,000	—		$32,203,011
Total investments	$22,314,535	$450,162,097	$0	*	$472,476,632
Other financial instruments:
Futures contracts	$199,907	—	—		$199,907
Total	$22,514,442	$450,162,097	$0	*	$472,676,539

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	$11,000	—	—		$11,000
Futures contracts	86,046	—	—		86,046
OTC credit default swaps on corporate issues — sell protection‡	—	$4,257	—		4,257
Centrally cleared interest rate swaps	—	1,700,679	—		1,700,679
Total	$97,046	$1,704,936	—		$1,801,982

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or received with respect to swap contracts.

42	Western Asset Intermediate Bond Fund 2016 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage

Western Asset Intermediate Bond Fund 2016 Annual Report	43

Notes to financial statements (cont’d)

commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled

44	Western Asset Intermediate Bond Fund 2016 Annual Report

with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2016, the total notional value of all credit default swaps to sell protection was $860,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended May 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum

Western Asset Intermediate Bond Fund 2016 Annual Report	45

Notes to financial statements (cont’d)

potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers

46	Western Asset Intermediate Bond Fund 2016 Annual Report

and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped

Western Asset Intermediate Bond Fund 2016 Annual Report	47

Notes to financial statements (cont’d)

Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

48	Western Asset Intermediate Bond Fund 2016 Annual Report

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2016, the Fund held written options and OTC credit default swaps with credit related contingent features which had a liability position of $15,257. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. The cost of investments sold is determined by use of the specific identification method. To the

Western Asset Intermediate Bond Fund 2016 Annual Report	49

Notes to financial statements (cont’d)

extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain
(a)	$(93,875)	$93,875

(a)

Reclassifications are due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of other items.

50	Western Asset Intermediate Bond Fund 2016 Annual Report

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class C, Class R and Class IS shares did not exceed 0.90%, 1.65%, 1.15%, and 0.45%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

During the year ended May 31, 2016, fees waived and/or expenses reimbursed amounted to $67,574.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I	Class IS
Expires May 31, 2017	$1	$5	$21	$24,562	$13,713
Expires May 31, 2018	196	51	239	33,230	33,858
Total fee waivers/expense reimbursements subject to recapture	$197	$56	$260	$57,792	$47,571

For the year ended May 31, 2016, LMPFA recaptured $102, $233, $10 and $2,175 for Class A shares, Class C shares, Class R shares and Class IS shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment.

Western Asset Intermediate Bond Fund 2016 Annual Report	51

Notes to financial statements (cont’d)

This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2016, LMIS and its affiliates retained sales charges of $307 on sales of the Fund’s Class A shares. In addition, for the year ended May 31, 2016, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$58

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$110,017,271	$378,881,152
Sales	216,998,134	424,496,705

At May 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,698,747
Gross unrealized depreciation	(10,603,578)
Net unrealized appreciation	$1,095,169

At May 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	110	3/17	$27,175,120	$27,220,875	$45,755
U.S. Treasury 2-Year Notes	46	9/16	10,020,712	10,023,687	2,975
U.S. Treasury 5-Year Notes	1,216	9/16	145,991,994	146,062,501	70,507
U.S. Treasury 10-Year Notes	224	9/16	29,042,728	29,050,000	7,272
					126,509
Contracts to Sell:
90-Day Eurodollar	103	6/16	25,555,253	25,563,956	(8,703)
90-Day Eurodollar	702	12/16	173,923,698	173,850,300	73,398
90-Day Eurodollar	86	12/17	21,174,445	21,235,550	(61,105)
90-Day Eurodollar	43	3/18	10,610,648	10,611,863	(1,215)
U.S. Treasury Long-Term Bonds	21	9/16	3,422,893	3,429,562	(6,669)
U.S. Treasury Ultra Long-Term Bonds	92	9/16	16,103,146	16,111,500	(8,354)
					(12,648)
Net unrealized appreciation on open futures contracts					$113,861

52	Western Asset Intermediate Bond Fund 2016 Annual Report

During the year ended May 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of May 31, 2015	797	$254,550
Options written	7,607	2,739,226
Options closed	(4,000)	(1,632,337)
Options exercised	—	—
Options expired	(4,280)	(1,323,029)
Written options, outstanding as of May 31, 2016	124	$38,410

At May 31, 2016, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at May 31, 2016[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Metlife Inc., 4.750% due 2/8/21)	$410,000	6/20/21	1.10%	1.000% quarterly	$(2,029)	$3,590	$(5,619)
Goldman Sachs Group Inc. (Metlife Inc., 4.750%, due 2/8/21)	450,000	6/20/21	1.10%	1.000% quarterly	(2,228)	4,156	(6,384)
Total	$860,000				$(4,257)	$7,746	$(12,003)

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange	$147,060,000	7/27/16	0.550% 1 Time	FEDL01 1 Time	—	$(21,848)
Chicago Mercantile Exchange	16,000,000	8/31/22	1.897% semi-annually	3-Month LIBOR-BBA quarterly	—	(439,962)
Chicago Mercantile Exchange	24,676,000	11/30/22	1.900% semi-annually	3-Month LIBOR-BBA quarterly	—	(671,638)
Chicago Mercantile Exchange	4,884,000	2/15/41	2.720% semi-annually	3-Month LIBOR-BBA quarterly	$(7,876)	(567,231)
Total	$192,620,000				$(7,876)	$(1,700,679)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

Western Asset Intermediate Bond Fund 2016 Annual Report	53

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2016.

ASSET DERIVATIVES[1]
Interest Rate Risk
Purchased options[2]	$111,524
Futures contracts[3]	199,907
Total	$311,431

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$11,000	—	$11,000
Futures contracts[3]	86,046	—	86,046
OTC swap contracts[4]	—	$4,257	4,257
Centrally cleared swap contracts[5]	1,700,679	—	1,700,679
Total	$1,797,725	$4,257	$1,801,982

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(1,546,468)	$(9,859)	$(1,556,327)
Written options	1,618,731	—	1,618,731
Futures contracts	3,932,314	—	3,932,314
Swap contracts	449,987	7,207	457,194
Total	$4,454,564	$(2,652)	$4,451,912

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

54	Western Asset Intermediate Bond Fund 2016 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options[1]	$(61,236)	—	$(61,236)
Written options	(8,077)	—	(8,077)
Futures contracts	(544,494)	—	(544,494)
Swap contracts	(1,973,788)	$(9,183)	(1,982,971)
Total	$(2,587,595)	$(9,183)	$(2,596,778)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

During the year ended May 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$128,670
Written options	204,919
Futures contracts (to buy)	127,834,210
Futures contracts (to sell)	279,022,519

Average Notional Balance
Interest rate swap contracts	$237,226,769
Credit default swap contracts (to sell protection)	860,000

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$111,524	—	$111,524

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$11,000	—	$11,000
Futures contracts[5]	33,735	$(33,735)	—
Centrally cleared swap contracts[5]	34,356	(34,356)	—
OTC swap contracts	4,257	—	4,257
Total	$83,348	$(68,091)	$15,257

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

Western Asset Intermediate Bond Fund 2016 Annual Report	55

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares, Class C shares and Class R shares calculated at the annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$3,660	$1,541
Class C	3,775	456
Class R	564	436
Class I	—	139,222
Class IS	—	1,319
Total	$7,999	$142,974

For the year ended May 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$196
Class C	51
Class R	239
Class I	33,230
Class IS	33,858
Total	$67,574

6. Distributions to shareholders by class

	Year Ended May 31, 2016	Year Ended May 31, 2015
Net Investment Income:
Class A	$29,822	$8,277
Class C	4,641	3,388
Class R	1,943	822
Class I	5,836,505	4,459,127
Class IS	5,672,232	8,149,827
Total	$11,545,143	$12,621,441

Net Realized Gains:
Class A	$10,401	—
Class C	2,670	—
Class R	797	—
Class I	1,878,780	—
Class IS	1,464,132	—
Total	$3,356,780	—

56	Western Asset Intermediate Bond Fund 2016 Annual Report

7. Capital shares

At May 31, 2016, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	159,076	$1,750,993	72,823	$808,535
Shares issued on reinvestment	3,404	37,481	743	8,276
Shares repurchased	(47,453)	(525,586)	(14,673)	(163,577)
Net increase	115,027	$1,262,888	58,893	$653,234

Class C
Shares sold	44,556	$492,379	13,683	$151,954
Shares issued on reinvestment	642	7,073	279	3,113
Shares repurchased	(11,643)	(128,559)	(23,753)	(265,001)
Net increase (decrease)	33,555	$370,893	(9,791)	$(109,934)

Class R
Shares sold	9,841	$108,928	8,976	$99,906
Shares issued on reinvestment	232	2,553	73	812
Shares repurchased	(2,884)	(31,988)	(958)	(10,761)
Net increase	7,189	$79,493	8,091	$89,957

Class I
Shares sold	8,300,126	$91,497,242	6,123,354	$68,043,142
Shares issued on reinvestment	319,044	3,513,322	181,914	2,025,928
Shares repurchased	(3,300,949)	(36,494,066)	(3,178,985)	(35,349,440)
Net increase	5,318,221	$58,516,498	3,126,283	$34,719,630

Class IS
Shares sold	5,281,844	$58,280,279	8,265,505	$91,935,853
Shares issued on reinvestment	636,156	7,017,037	724,502	8,068,401
Shares repurchased	(23,418,494)	(260,545,957)	(1,992,216)	(22,145,000)
Net increase (decrease)	(17,500,494)	$(195,248,641)	6,997,791	$77,859,254

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the

Western Asset Intermediate Bond Fund 2016 Annual Report	57

Notes to financial statements (cont’d)

facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended May 31, 2016, the Fund incurred a commitment fee in the amount of $2,923. The Fund did not utilize the Redemption Facility during the period ended May 31, 2016.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$13,226,410	$12,621,441
Net long-term capital gains	1,675,513	—
Total distributions paid	$14,901,923	$12,621,441

As of May 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$3,689,095
Undistributed long-term capital gains — net	1,855,108
Total undistributed earnings	$5,544,203
Other book/tax temporary differences(a)	(2,489,171)
Unrealized appreciation (depreciation)(b)	(476,242)
Total accumulated earnings (losses) — net	$2,578,790

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and options, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

58	Western Asset Intermediate Bond Fund 2016 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Intermediate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Intermediate Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 18, 2016

Western Asset Intermediate Bond Fund 2016 Annual Report	59

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 Foundation (formerly Amateur Athletic Foundation of Los Angeles); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2013)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

60	Western Asset Intermediate Bond Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); formerly, Chairman of Excellent Education Development (since 2000); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company); Director of Core Logic, Inc. (since 2012) (information, analytics and business services company); formerly, Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	None

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968)
Number of portfolios in fund complex overseen[3]	9
Other directorships held during the past five years	Edison International; City National Corporation (financial services company); The Washington Post Company; and Berkshire Hathaway, Inc.

Western Asset Intermediate Bond Fund	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5]
Jane Trust, CFA
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

62	Western Asset Intermediate Bond Fund

Officers[5] cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); formerly, Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Intermediate Bond Fund	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 7 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

64	Western Asset Intermediate Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2016:

Record date:	Daily	Daily	Daily	Daily
Payable date:	June 2015	July 2015 to November 2015	December 2015	January 2016 to May 2016
Ordinary income:
Qualified dividend income for individuals	2.47%	2.21%	2.26%	1.67%
Dividends qualifying for the dividends
received deduction for corporations	1.92%	1.74%	1.77%	1.38%
Interest from federal obligations	14.76%	14.76%	14.76%	12.72%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, The Fund paid a long-term capital gain distribution of $0.04368 per share to shareholders of record on December 10, 2015.

The following information is applicable to non-U.S. resident shareholders:

The following ordinary income distributions paid during the year by the Fund represent Qualified Net Investment Income and Qualified Short-term Capital Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Record date:	Daily	12/9/2015
Payable date:	Monthly	12/10/2015
Qualified net investment income	80.00%
Qualified short-term capital gains		$0.0012435

Please retain this information for your records.

Western Asset Intermediate Bond Fund	65

Western Asset

Intermediate Bond Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Intermediate Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 7/16 SR16-2826

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2015 and May 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $121,110 in May 31, 2015 and $137,485 in May 31, 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $1,500 in May 31, 2015 and $0 in May 31, 2016.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $48,684 in May 31, 2015 and $18,218 in May 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $997 in May 31, 2015 and $1,986 in May 31, 2016, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2015 and May 31, 2016; Tax Fees were 100% and 100% for May 31, 2015 and May 31, 2016; and Other Fees were 100% and 100% for May 31, 2015 and May 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $170,028 in May 31, 2015 and $226,336 in May 31, 2016.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Anita L. DeFrantz
Ronald L. Olson
Avedick B. Poladian
William E.B. Siart
Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 22, 2016